Exhibit 10.3

BORROWING SUBSIDIARY AGREEMENT

BORROWING SUBSIDIARY AGREEMENT (this “Agreement”) dated as of October 5, 2015, among OLIN CORPORATION, a Virginia corporation (the “Company”), Blue Cube Spinco Inc., a Delaware corporation (the “New Borrower”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders referred to below.

Reference is made to the Credit Agreement dated as of June 23, 2015 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Company, Olin Canada ULC, an unlimited company amalgamated under the laws of Nova Scotia, the Lenders from time to time and Wells Fargo Bank, National Association, as Administrative Agent.  Capitalized terms used and not otherwise defined herein have the meanings specified in the Credit Agreement.

Under the Credit Agreement, the Lenders have agreed to make Advances and the Issuing Banks have agreed to issue Letters of Credit, in each case upon the terms and subject to the conditions set forth therein, for the accounts of the Borrowers, and the Company and the New Borrower desire that the New Borrower become an “Additional Borrower” and a “Borrower”. Each of the Company and the New Borrower represents and warrants that the representations and warranties of the Company in the Credit Agreement relating to the New Borrower and this Agreement are true and correct on and as of the date hereof.

Upon the execution of this Agreement by each of the Company, the New Borrower and the Administrative Agent and the delivery thereof to the Administrative Agent, the New Borrower shall be a party to the Credit Agreement and shall constitute an “Additional Borrower” and a “Borrower” for all purposes thereof; provided that this Agreement shall not become effective if it shall be unlawful for the New Borrower to become an “Additional Borrower” or a “Borrower” thereunder or for any Lender to make Advances or otherwise extend credit to the New Borrower as provided therein.  The New Borrower hereby agrees to be bound by all provisions of the Credit Agreement as an Additional Borrower and a Borrower thereunder.

This Agreement shall be construed in accordance with and governed by the law of the State of New York.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their authorized officers as of the date first appearing above.

OLIN CORPORATION,

By:	/s/ Stephen C. Curley
Name: Stephen C. Curley
Title: Vice President and Treasurer

BLUE CUBE SPINCO INC.,

By:	/s/ Stephen C. Curley
Name: Stephen C. Curley
Title: Vice President and Treasurer

[Signature Page to Borrowing Subsidiary Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent,

By:	/s/ Daniel R. Van Aken
Name: Daniel R. Van Aken
Title: Director

[Signature Page to Borrowing Subsidiary Agreement]